UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31,

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/Phocas Real Estate Fund

(Class A: APRAX)

(Class I: APRIX)

ANNUAL REPORT

DECEMBER 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (888) 966-9661 or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Table of Contents

Letter to Shareholders	1
Fund Performance	6
Schedule of Investments	8
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	16
Report of Independent Registered Public Accounting Firm	23
Supplemental Information	24
Expense Examples	31

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM/Phocas Real Estate Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.aamlive.com/publicsite/mutual-funds

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609.853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/Phocas Real Estate Fund

Annual Shareholder Letter: December 31, 2018

To the Shareholders and Directors of the AAM/Phocas Real Estate Fund:

The AAM/Phocas Real Estate Fund (the “Fund”) Class A and Class I returned -7.94% (-13.02% net of load) and -7.85%, respectively for the Fund’s Fiscal Year ending December 31, 2018. Over the same period, the FTSE NAREIT All Equity REITs Index (the “Index” or the “Benchmark”) returned -4.08%.

Market Summary

The securitized commercial real estate market, as measured by the FTSE NAREIT All Equity REITs Index posted a total annual return for 2018 of -4.08%. After the REIT market rallied off the March lows, the market reverted since late August, and ended the year with a disappointing result in the month of December. Uncertainty loomed over investors worried about major trade conflicts, global political turmoil, slowing profitability, and impending Fed rate increases.

While REIT prices are certainly interest rate sensitive, the driver of interest rates is much more important because REITs can perform well in a strengthening economy. At the end of the day, a stronger economy should benefit REITs. Additionally, given the pervasive uncertainty surrounding many investment options, REITs remain a relatively attractive alternative.

Commercial real estate fundamentals are sound, benefiting from a reasonable macroeconomic backdrop. Supply remains a non-issue, apart from Apartments where pressure from luxury deliveries keeps a lid on rents in most markets, and Self Storage where new supply pressures are flat to down relative to a year ago.

First Quarter Performance Summary

The performance difference between the traditional commercial property types and the specialized types continued in the quarter, with Timber and Infrastructure as the only sectors to post positive returns for the Fund in the quarter. Also outperforming the Index was Manufactured Homes with its steady and predictable cash flow, Self Storage as external growth continues to drive upside and Industrial with good fundamentals and continued boost from e-commerce. Apartments outperformed despite 2018 expected to be the peak of new supply, and peak renting season is approaching. Lodging was a relative outperformer given its shorter duration leases in the rising interest rate environment.

Underperforming the Index were Diversified, Shopping Centers, Health Care and Regional Malls. Given the numerous headlines regarding retail bankruptcies and store closures, it is no surprise that Retails REIT have underperformed year to date. The underperformance was also expected from Health Care REITs given the many challenges the sector faces, including asset class concentration, operator exposure, and tenant health. Office also lagged overall, dragged down by suburban Office REITs but boosted by West Coast names.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

First Quarter Contributors

The top performing positions in the Portfolio were easily identified this quarter, they simply posted positive returns. American Towers (trading symbol AMT) continues to deliver solid returns as demand for tower remains strong, particularly as the number of smartphones increases with the desire to stream content. Extra Space Storage (EXR) and Essex Property (ESS) were also top 10 performers in the Index for the quarter. The absolute and relative valuation of EXR has become more compelling given the reduced capital for development and the company’s potential for external growth. ESS is benefiting from its local exposure in California and Washington, as well as its exposure to Class B assets.

First Quarter Detractors

During the quarter, the two largest detractors explain the Portfolio’s underperformance relative to the Index. Colony NorthStar (CLNS) sold off on an extremely poor fourth quarter earnings report and the announced 59% reduction to its annual dividend. The position was sold after having lost faith in management’s ability to grow shareholder value, despite the newly established low base. The other large detractor was QTS Realty (QTS) after management announced a strategic restructuring that narrows the company’s focus on hyperscale and colocations and delivers cost savings – but at the expense of lower 2018 FFO guidance. Fundamentals are solid for the datacenter REIT, and we believe the stock is oversold, but management needs to deliver on the cost savings and growth in its product going forward.

Second Quarter Performance Summary

After underperforming in the first quarter, the Fund outperformed during the second quarter, placing year-to-date returns slightly ahead of the Index. The Fund was most impacted in the second quarter by overweight positions in select small cap names, rather than sector weights. Performance for the quarter was led by the Self-Storage sector, Health Care, and Lodging. Lodging was boosted by news of Lasalle Properties being acquired. Also outperforming the Index were Shopping Centers and Malls, with investors re-entering Retail names given significant discounts to NAV. Industrial REITs continue to perform well as e-commerce remains strong, coming in many different shapes and forms.

Underperforming the Index were Infrastructure, Timber, Single Family Homes, and Data Centers. With the large Infrastructure REITs conducting business internationally, it is no surprise that Infrastructure REITs have underperformed given the political landscape, and the potentials for tariffs and currency risks. Single Family Homes underperformed despite strong fundamentals, favorable demographic trends and reasonable valuations. Apartments also impacted the Fund as elevated supply has offset much of the solid growth potential and attractive valuations. The steady and predictable cash flows of Manufactured Homes were out of favor as investors pursued sectors with better perceived valuations. Office (7.2%) slowed a bit in the second quarter as the CBD Office REITs underperformed despite the large disconnect between private and public valuations.

Second Quarter Contributors

The top performing position in the Fund in the second quarter was Education Realty (EDR). EDR received an unsolicited bid from Greystar. While Sabra Health Care (SBRA) was not part of any merger and acquisition activity, the stock rebounded with the sector during the quarter. SBRA was able to outperform peers through its continued execution of Genesis asset sales and improving Fund metrics. National Storage Affiliates (NSA) was not only assisted by being in the top performing sector in the second quarter, but its smaller asset base and focus on smaller metropolitan areas allowed it to avoid much of the increased supply.

Second Quarter Detractors

Despite higher lumber prices and reportedly smooth merger integration with Deltic, PotlachDeltic (PCH) was the only holding to post a negative total return in the quarter as noisy first quarter results were reported. Essex Property (ESS) was essentially flat after being a top performer in the prior quarter. The stock suffered with the perceived oversupply in ESS’s West Coast submarkets despite robust and continued job growth. General Growth (GGP) did not participate in the Retail rally with the stock range bound as the GGP board finalized its decision on the Brookfield takeout offer.

Third Quarter Performance Summary

After surpassing the Index through the first six months of the year, the Fund underperformed during the third quarter. Performance was muffled by stock selection, as a few overweight holdings impacted the Fund. Within the Index, property sector performance was once again wide in the third quarter. Manufactured Homes, Free Standing and Apartments posting strong performance, while Timber, Self Storage, Office and Regional Malls were the worst performing sectors. The Residential REITs outperformed reflecting attractive valuations versus other REIT sectors, improving market fundamentals and strong summer leasing.

Despite the Office sector underperforming as U.S. vacancies increased due to supply outpacing demand, Class A properties continue to outperform as tenants want new and redeveloped buildings near mass transit while rent growth continues to slow across many markets. Retail REITs have come back down after a strong recovery in the second quarter, as investor sentiment towards retail has weakened. Data Centers and Infrastructure REITs slightly outperformed as fundamentals remain solid with future leasing results expected to be strong. Lodging also outperformed slightly, but has since underperformed in the third quarter as few REITs have room to raise RevPAR guidance and rising labor costs are pressuring margins.

Third Quarter Contributors

The top performing position in the Fund in the third quarter was Seritage Growth Properties (SRG). The company entered into a $2.0 billion term loan facility with Berkshire Hathaway Life Insurance Company, which strengthened its balance sheet and answered investors’ major question of how SRG will finance its redevelopment pipeline. For the second consecutive quarter, the Fund had a holding that was acquired, General Growth Properties (GGP). Brookfield Property Partners completed its acquisition of GGP in August, ending an up and down history in GGP for investors. While not back to its 2017 year-end price, QTS Realty Trust (QTS) continues to deliver on its revised business model and its backlog will continue to drive growth into 2019.

Third Quarter Detractors

With Timber and Storage being the worst performing sectors in the quarter, it is not surprising that the three worst performing holdings in the quarter are Storage REITs, National Storage Affiliates (NSA) and Extra Space Storage (EXR), and a Timber REIT, PotlatchDeltic (PCH). After being a top performer in the second quarter, NSA gave back two thirds of its gains as the company, and its sector as a whole, came under pressure. After solid share price performance, EXR shares backed off after the company reported sequentially declining same store revenue growth which was below market expectations and appeared to be reason enough for investors to take gains. PCH came under pressure given as Western lumber prices have pulled back, with sawlog prices softer than forecasted and the uncertainty regarding US/China trade policy and the implementation of tariffs.

Fourth Quarter Performance Summary

For the final quarter, our real estate fund (the “Fund”) underperformed the Index. Fund detractors were Freestanding, Health Care, Office and Apartments. Outperforming sectors for the Fund were Storage, Regional Malls and Lodging.

Performance was impaired by stock selection, as a few overweight holdings were a drag on the Fund. The Fund was hampered in the short term by underweights in Freestanding and Health Care, as those sectors outperformed given their defensive nature despite long-term risk of being more interest sensitive than other sectors. The Fund was also hindered by company-specific issues during the quarter, ranging from non-paying tenants to underestimated costs resulting in slowed cash flow growth

Despite the underperformance in the fourth quarter, most holdings are expected to outperform in the long term with superior tenant demand, demographics, and quality of assets and locations. In fact, the laggards from the fourth quarter are outperforming in the few short weeks of early 2019.

Fourth Quarter Contributors

The top performing position in the Fund in the fourth quarter was American Tower (AMT). AMT and its tower peers are benefiting from the anticipated growth generated from the upside from 5G spectrum deployments as well as ongoing network densification. Welltower (WELL) also outperformed in the quarter, as the company continued to grow its portfolio through multiple acquisitions and developments. WELL also attracted a $300MM investment in its development pipeline from an affiliate of Qatar Investment Authority. After underperforming in the prior quarter, Extra Space Storage (EXR), National Storage Affiliates (NSA) and Jernigan Capital (JCAP), outperformed due to external growth offsetting decelerating storage fundamentals while new supply is expected to be somewhat lower in 2019.

Fourth Quarter Detractors

After entering into a $2.0 billion term loan facility with Berkshire Hathaway Life Insurance Company and being a top performer in the prior quarter, Seritage Growth Properties (SRG) underperformed in the fourth quarter. SRG’s share price fell on the report that its largest tenant, Sears, may file for bankruptcy or liquidate. Sabra Health Care REIT (SBRA) also underperformed because a tenant stopped paying rent, and SBRA reduced earnings guidance. Pebblebrook Hotels (PEB) performed in line with peers for the quarter despite having significant potential in 2019 from the convention calendars in its markets.

Fund Positioning

During the fourth quarter selloff, we took the opportunity to strengthen the Fund’s holdings by initiating new positions in Prologis (PLD), Equity Lifestyle (ELS) and Park Hotels and Resorts (PK). We sold out of positions and pared back others to fund these purchases. In Lodging, we sold our position in Chatham Lodging, and we sold out of STAG Industrial (STAG) and First Industrial (FR), and in Office we sold out of Corporate Office and pared our SL Green (SLG) position.

Being closer to the end of the economic cycle than the beginning, capital allocation decisions become more challenging, and we continue to place greater emphasis on quality of balance sheets and management teams that we believe will drive and maintain shareholder value through superior capital allocation and operating strategy. The Fund also holds positions in select value and growth names with specific catalysts.

The Fund remains overweight Office, with a focus on central business district (“CBD”) locations given the attractive valuations and expected growth in demand. Industrials are also largely overweight in the Fund, where most companies are positioned to capture supply-chain transformation as well as revenue growth while land scarcity keeps a cap on supply. The strong demand for housing combined with higher interest rates muffling homeownership growth is driving our overweight position in Residential REITs, including Manufactured and Single Family Homes. Many of these companies continue to trade at attractive valuations with the slow but steady economic environment and relatively steady cash flow.

The views expressed in this Annual Shareholder Letter are the views of Phocas Financial, the sub-advisor to the AAM/Phocas Real Estate Fund (the “Fund”) as of December 31, 2018 and are subject to change based on market and other conditions. The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. Any such offer may be made only by the Fund’s prospectus. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

Risks: An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, investing in foreign securities, investing in small and mid-cap companies, and focused risk. The prices of foreign securities may be more volatile than the securities of U.S. issuers because of economic conditions abroad, political developments, and changes in the regulatory environment of foreign countries. Investments in small and mid-cap companies involve greater risks including increased price volatility compared to the market or larger companies. Although the Fund is diversified, the Sub-advisor intends to focus its investments in the securities of a comparatively small number of issuers. Investment in securities of a limited number of issuers exposes the Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers. More information about these risks may be found in the Fund’s prospectus.

AAM is an SEC-registered investment advisor and member FINRA/SIPC. SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of Insight.

Distributor: IMST Distributors, LLC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

At the close of business on August 24, 2018 (the “Reorganization Date”), the AAM/Phocas Real Estate Fund (the “Fund”) acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), which commenced operations on September 29, 2006. The Predecessor Fund was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund. This graph compares a hypothetical $25,000 investment with a similar investment in the FTSE NAREIT All Equity REITs Index during the periods shown. The performance graph above is shown for the Class I shares. Class A shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. Equity REITs. Constituents of the Index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of December 31, 2018	1 Year	5 Years	10 Years
Before deducting maximum sales charge
Class A1,3	-7.94%	7.24%	11.93%
Class I2	-7.85%	7.26%	11.94%
After deducting maximum sales charge
Class A1,3	-13.02%	6.03%	11.30%
FTSE NAREIT All Equity REITs Index	-4.08%	8.33%	12.53%
[1]	Maximum sales charge for Class A shares is 5.50%. No initial sales charge on purchases of Class A shares in an account or accounts with an accumulated value of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.

[2]	Class I shares do not have any initial or contingent deferred sales charge.

[3]	Class A commenced operations on August 27, 2018. The performance figures for Class A include the performance for Class I for the periods prior to the commencement of operations of Class A, adjusted for the difference in Class A and Class I expenses. Class A imposes higher expenses than Class I.

AAM/Phocas Real Estate Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited) - Continued

The performance table above includes information for the Predecessor Fund prior to August 24, 2018 (the Reorganization Date). The returns for the Predecessor Fund reflect its performance prior to August 24, 2018 (the Reorganization Date) and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated August 1, 2018.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 966-9661. Returns greater than one year are annualized.

Gross and net expense ratios for the Class A shares were 2.77% and 1.15%, respectively, and for Class I shares were 2.52% and 0.90%, respectively, which were the amounts stated in the current prospectus dated August 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.15% of average daily net assets of the Class A shares of the Fund. Effective August 27, 2018, the Advisor has contractually agreed to limit the operating expenses to 0.90% of Class I shares. Prior to August 27, 2018, the annual fund operating expense limitation for Class I shares was 1.50%. This agreement is in effect until April 30, 2028, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS — 98.4%
	REITS-APARTMENTS — 13.3%
1,901	AvalonBay Communities, Inc. - REIT	$330,869
2,874	Camden Property Trust - REIT	253,056
2,105	Essex Property Trust, Inc. - REIT	516,167
52,622	Independence Realty Trust, Inc. - REIT	483,070
		1,583,162
	REITS-COMMERCIAL FINANCING — 4.3%
25,713	Jernigan Capital, Inc. - REIT	509,632
	REITS-DATA CENTER — 3.9%
2,043	CoreSite Realty Corp. - REIT	178,211
7,631	QTS Realty Trust, Inc. - Class A - REIT	282,728
		460,939
	REITS-FREESTANDING — 4.1%
7,951	Seritage Growth Properties - REIT	257,056
8,455	STORE Capital Corp. - REIT	239,361
		496,417
	REITS-HEALTH CARE — 6.1%
20,292	Sabra Health Care REIT, Inc. - REIT	334,412
5,662	Welltower, Inc. - REIT	393,000
		727,412
	REITS-INDUSTRIALS — 9.6%
9,056	Prologis, Inc., REIT	531,768
20,749	Rexford Industrial Realty, Inc. - REIT	611,473
		1,143,241
	REITS-INFRASTUCTURE — 5.2%
3,906	American Tower Corp. - REIT	617,890
	REITS-LODGING/RESORTS — 4.7%
6,816	Park Hotels & Resorts, Inc. - REIT	177,080
13,539	Pebblebrook Hotel Trust - REIT	383,289
		560,369
	REITS-MANUFACTURED HOMES — 6.6%
2,540	Equity LifeStyle Properties, Inc. - REIT	246,710
5,323	Sun Communities, Inc. - REIT	541,403
		788,113
	REITS-OFFICE — 18.7%
4,976	Alexandria Real Estate Equities, Inc. - REIT	573,434
2,926	Boston Properties, Inc. - REIT	329,321

AAM/Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	REITS-OFFICE (Continued)
12,380	Hudson Pacific Properties, Inc. - REIT	$359,763
4,513	Kilroy Realty Corp. - REIT	283,777
10,363	NorthStar Realty Europe Corp. - REIT	150,678
2,206	SL Green Realty Corp. - REIT	174,451
17,146	Tier REIT, Inc., REIT	353,722
		2,225,146
	REITS-REGIONAL MALLS — 5.4%
3,833	Simon Property Group, Inc. - REIT	643,906
	REITS-SHOPPING CENTERS — 5.8%
14,060	Acadia Realty Trust - REIT	334,065
6,038	Regency Centers Corp. - REIT	354,310
		688,375
	REITS-SINGLE FAMILY HOME — 3.2%
19,050	Invitation Homes, Inc. - REIT	382,524
	REITS-SELF STORAGE — 7.5%
3,276	Extra Space Storage, Inc. - REIT	296,412
22,493	National Storage Affiliates Trust - REIT	595,165
		891,577
	TOTAL COMMON STOCKS
	(Cost $10,011,243)	11,718,703
	SHORT-TERM INVESTMENTS — 0.9%
103,514	Federated Treasury Obligations Fund - Institutional Class 2.22%[1]	103,514
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $103,514)	103,514
	TOTAL INVESTMENTS — 99.3%
	(Cost $10,114,757)	11,822,217
	Other Assets in Excess of Liabilities — 0.7%	83,334
	TOTAL NET ASSETS — 100.0%	$11,905,551

REIT – Real Estate Investment Trusts

[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
REITS-Office	18.7%
REITS-Apartments	13.3%
REITS-Industrials	9.6%
REITS-Self Storage	7.5%
REITS-Manufactured Homes	6.6%
REITS-Health Care	6.1%
REITS-Shopping Centers	5.8%
REITS-Regional Malls	5.4%
REITS-Infrastructure	5.2%
REITS-Lodging/Resorts	4.7%
REITS-Commercial Financing	4.3%
REITS-Freestanding	4.1%
REITS-Data Center	3.9%
REITS-Single Family Home	3.2%
Total Common Stocks	98.4%
Short-Term Investments	0.9%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $10,114,757)	$11,822,217
Receivables:
Dividends and interest	77,472
Due from Advisor	11,053
Due from Custodian	250
Prepaid expenses	31,506
Prepaid offering costs	20,406
Total assets	11,962,904

Liabilities:
Payables:
Shareholder servicing fees (Note 7)	876
Auditing fees	29,050
Fund accounting and administration fees	8,277
Transfer agent fees and expenses	7,562
Legal fees	6,273
Custody fees	3,062
Chief Compliance Officer fees	1,432
Trustees' deferred compensation (Note 3)	561
Accrued other expenses	260
Total liabilities	57,353

Net Assets	$11,905,551

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$9,840,018
Total accumulated earnings	2,065,533
Net Assets	$11,905,551

Maximum Offering Price Per Share:
Class A Shares:
Net assets applicable to shares outstanding	$981
Number of shares issued and outstanding	34
Net asset value per share[1]	$$28.62	[3]
Maximum sales charge (5.50% of offering price)[2]	1.67
Maximum offering price to public	$30.29

Class I Shares:
Net assets applicable to shares outstanding	$11,904,570
Number of shares issued and outstanding	413,425
Net asset value per share	$28.79

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% may be imposed on certain purchases of $1 million or more that are redeemed within 18 months of the date of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $50,000 or more, the sales charge may be reduced.
[3]	Based on unrounded net assets and shares outstanding.

AAM/Phocas Real Estate Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Dividends (net of foreign withholding taxes of $6)	$373,734
Interest	4,362
Total investment income	378,096

Expenses:
Advisory fees	90,381
Fund accounting and administration fees	55,237
Auditing fees	29,049
Transfer agent fees and expenses	20,513
Legal fees	17,767
Registration fees	16,406
Chief Compliance Officer fees	15,494
Offering costs	11,615
Shareholder reporting fees	6,854
Custody fees	6,813
Miscellaneous	4,359
Trustees' fees and expenses	4,207
Shareholder servicing fees (Note 7)	3,269
Insurance fees	2,130
Distribution fees - Class A (Note 8)	1
Total expenses	284,095
Advisory fees waived	(90,381)
Other expenses absorbed	(32,903)
Net expenses	160,811
Net investment income	217,285

Realized and Unrealized Gain (Loss):
Net realized gain on investments	463,797
Net change in unrealized appreciation/depreciation on investments	(1,677,094)
Net realized and unrealized loss	(1,213,297)

Net Decrease in Net Assets from Operations	$(996,012)

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$217,285	$267,655
Net realized gain on investments	463,797	528,894
Net change in unrealized appreciation/depreciation on investments	(1,677,094)	89,256
Net increase (decrease) in net assets resulting from operations	(996,012)	885,805

Distributions to Shareholders:
Distributions:[1]
Class A2	(42)
Class I	(456,227)
From net investment income:
Class I		(125,775)
From net realized gains
Class I		(598,603)
Total distributions to shareholders	(456,269)	(724,378)

Capital Transactions:
Net proceeds from shares sold:
Class A2	1,089
Class I	1,340,908	599,046
Reinvestment of distributions:
Class A2	42
Class I	456,228	724,378
Cost of shares redeemed
Class I	(1,008,117)	(1,338,289)
Net increase (decrease) in net assets from capital transactions	790,150	(14,865)

Total increase (decrease) in net assets	(662,131)	146,562

Net Assets:
Beginning of period	12,567,682	12,421,120
End of period[3]	$11,905,551	$12,567,682

Capital Share Transactions:
Shares sold:
Class A2	33
Class I	43,412	18,467
Shares reinvested:
Class A2	1
Class I	14,965	21,979
Shares redeemed
Class I	(32,980)	(41,176)
Net increase (decrease) from capital share transactions	25,431	(730)

[1]	The SEC eliminated the requirements to disclose components of distributions paid to shareholders in 2018.
[2]	Class A shares commenced operations on August 27, 2018.
[3]	For the year ended December 31, 2017, net assets included accumulated undistributed net investment income of $23,894. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class A

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period August 27, 2018* through December 31, 2018
Net asset value, beginning of period	$33.10
Income from Investment Operations:
Net investment income[1]	0.14
Net realized and unrealized gain (loss)	(3.36)
Total from investment operations	(3.22)

Less Distributions:
From net investment income	(0.80)
From net realized gain	(0.46)
Total distributions	(1.26)

Net asset value, end of period	$28.62

Total return[3]	(9.92)%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.03%[5]
After fees waived and expenses absorbed	1.15%[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.56)%[5]
After fees waived and expenses absorbed	1.32%[5]

Portfolio turnover rate	30%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.50% of offering price which is reduced on sales of $50,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of the date of purchase. If the sales charge was included, total returns would be lower.
[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS

Class I

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,

	2018	2017	2016	2015	2014
Net asset value, beginning of period	$32.39	$31.95	$31.23	$32.44	$24.66
Income from Investment Operations:
Net investment income[1]	0.54	0.72	0.83	0.57	0.45
Net realized and unrealized gain (loss)	(3.03)	1.65	1.51	(0.18)	7.35
Total from investment operations	(2.49)	2.37	2.34	0.39	7.80

Less Distributions:
From net investment income	(0.65)	(0.33)	(0.35)	(0.36)	(0.02)
From net realized gain	(0.46)	(1.60)	(1.27)	(1.24)	-
Total distributions	(1.11)	(1.93)	(1.62)	(1.60)	(0.02)

Net asset value, end of period	$28.79	$32.39	$31.95	$31.23	$32.44

Total return[3]	(7.85)%	7.35%	7.64%	1.28%	31.65%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,905	$12,568	$12,421	$11,052	$10,782

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.26%	1.97%	2.17%	2.30%	2.93%
After fees waived and expenses absorbed	1.28%[4]	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.75%	1.71%[5]	1.90%[5]	0.95%[5]	0.16%[5]
After fees waived and expenses absorbed	1.73%	2.18%	2.57%	1.75%	1.59%

Portfolio turnover rate	30%	25%	26%	30%	18%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Effective August 27, 2018, the Advisor has contractually agreed to limit the annual fund operating expenses to 0.90%. Prior to August 27, 2018, the annual fund operating expense limitation was 1.50%.
[5]	Unaudited.

See accompanying Notes to Financial Statements.

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS

December 31, 2018

Note 1 – Organization

AAM/Phocas Real Estate Fund (the “Fund”) is organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek long-term total investment return through a combination of capital appreciation and current income.

At the close of business on August 24, 2018 (the “Reorganization Date”), the Fund acquired the assets and liabilities of the Phocas Real Estate Fund (the “Predecessor Fund”), a separate series of Forum Funds II, which commenced operations on September 29, 2006. The only activity was a transfer of 411,898 shares of the Fund’s Class I shares in exchange for the net assets of the Predecessor Fund at $13,679,556. This exchange was nontaxable.

The primary net assets received by the Fund were cash, receivables and securities of the Predecessor Fund with a fair value of $13,650,651 (identified cost of investments transferred were $10,132,426), totaling $13,679,556. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

As a result of the reorganization, the Fund will be the accounting successor of the Predecessor Fund. The Fund currently offers three classes of shares: Class A, Class C, and Class I. Class A commenced operations on August 27, 2018. Class C shares are not currently available for purchase.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS - Continued

December 31, 2018

(b) Real Estate Industry Risk

The Fund concentrates investment of its net assets in the real estate industry (by investing in REITs and other companies that invest in real estate assets). Therefore, it is particularly vulnerable to the risks of the real estate industry. Declines in real estate values, changes in interest rates, economic downturns, overbuilding and changes in zoning laws and government regulations can have a significant negative effect on companies in the real estate industry.

(c) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $32,021, which were being amortized over a one-year period from August 24, 2018 (the Reorganization Date).

(d) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS - Continued

December 31, 2018

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, any tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax periods ended December 31, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(e) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the Phocas Real Estate Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.65% of the Fund’s average daily net assets. The Advisor has engaged Phocas Financial Corporation (the “Sub-Advisor”) to manage the Fund and pays the Sub-Advisor from its advisory fees. Prior to the close of business on August 24, 2018 (the Reorganization Date), investment advisory services were provided to the Predecessor Fund by Phocas Financial Corporation (the “Previous Advisor”), which received investment management fees for their services pursuant to the terms of the investment advisory agreements for each of the Fund. The investment advisory fees, which were computed daily and paid monthly, were payable at the annual rate of 0.75% of the Predecessor Fund’s average daily net assets.

The Fund’s advisor has contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.15%, 1.90% and 0.90% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively. This agreement is effective until April 30, 2028 and it may be terminated before that date only by the Trust’s Board of Trustees. Prior to the close of business on August 24, 2018 (the Reorganization Date), the annual Fund operating expense limitation was 1.50% of the average daily net assets of the Fund’s Class I Shares.

For the period August 25, 2018 to December 31, 2018, the Advisor waived all of its fees and absorbed other expenses totaling $85,539 for the Fund. The Advisor may recover from the Fund’s fees and/or expenses previously waived and/or absorbed if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which it was waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full years after the date of the waiver or payment. This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2018, the amount of these potentially recoverable expenses was $85,539. The Advisor may recapture all or a portion of this amount no later than December 31, 2021. For the period January 1, 2018 through August 24, 2018 (the Reorganization Date), the Previous Advisor waived it advisory fees totaling $37,745 for the Predecessor Fund. This amount cannot be recovered.

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS - Continued

December 31, 2018

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2018, are reported on the Statement of Operations. Prior to the close of business on August 24, 2018 (the Reorganization Date), Atlantic Fund Services provided fund accounting, fund administration, compliance and transfer agency services to the Predecessor Fund. The fees related to these services are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services. Prior to the close of business on August 24, 2018 (the Reorganization Date), Foreside Fund Services, LLC served as the Predecessor Fund’s distributor.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2018, the Fund’s allocated fees incurred to Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations. Prior to the close of business on August 24, 2018 (the Reorganization Date), the Predecessor Fund was serviced by the Board of the Forum Funds II Trust.

The Fund’s Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund’s liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2018, are reported on the Statement of Operations. Prior to the close of business on August 24, 2018 (the Reorganization Date), Atlantic Fund Services provided CCO services to the Predecessor Fund.

Note 4 – Federal Income Taxes

At December 31, 2018, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$10,069,860

Gross unrealized appreciation	$2,283,830
Gross unrealized depreciation	(531,473)

Net unrealized appreciation on investments	$1,752,357

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS - Continued

December 31, 2018

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, there were no permanent differences in book and tax accounting between paid-in capital and total accumulated earnings (deficit).

As of December 31, 2018, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term gains	313,176
Tax accumulated earnings	313,176

Accumulated capital and other losses	-
Unrealized appreciation on investments	1,752,357
Total accumulated earnings	$2,065,533

The tax character of the distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

Distributions paid from:	2018	2017
Ordinary income	$249,790	$149,516
Net long-term capital gains	206,479	574,862
Total distributions paid	$456,269	$724,378

Note 5 – Redemption Fee

The Fund may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended December 31, 2018 and December 31, 2017, the Fund received $0 and $0, respectively.

Note 6 - Investment Transactions

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term investments and options, were $4,680,729 and $3,602,667, respectively.

Note 7 – Shareholder Servicing Plan

Effective on August 24, 2018 (the Reorganization Date), the Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of the Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS - Continued

December 31, 2018

Note 8 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, the Fund pays to the Distributor distribution fees in connection with the sale and distribution of the Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the year ended December 31, 2018, the Fund’s distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AAM/Phocas Real Estate Fund

NOTES TO SCHEDULE OF FINANCIAL STATEMENTS - Continued

December 31, 2018

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$11,718,703	$-	$-	$11,718,703
Short-Term Investments	103,514			103,514
Total Investments	$11,822,217	$-	$-	$11,822,217

[1]	For a detailed break-out of common stocks by industry sub group classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Note 11 – New Accounting Pronouncement

In August 2018, the SEC adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Fund is complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 (“ASU 2018-13”), “Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement,” which amends the fair value measurement disclosure requirements of ASC Topic 820 (“ASC 820”), “Fair Value Measurement.” ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted, and the Fund has adopted ASU 2018-13 with these financial statements.

Note 12 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of AAM/Phocas Real Estate Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of AAM/Phocas Real Estate Fund (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2018, the related statement of operations, the statement of changes in net assets, and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Other auditors have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board, the statement of changes in net assets for the year ended December 31, 2017, and the financial highlights for each of the years in the four-year period then ended December 31, 2017, and in their report dated February 23, 2018, they expressed an unqualified opinion on said financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

March 1, 2019

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Corporate Dividends Received Deduction

For the fiscal year ended December 31, 2018, 0.00% of the dividends to be paid from net investment income, including short-term capital gains qualifies for the dividends received deduction available to corporate shareholders of the Phocas Real Estate Fund.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code of 1986, the Phocas Real Estate Fund designates income dividends of 11.55% as qualified dividend income paid during the fiscal year ended December 31, 2018.

Long-term Capital Gain

The Phocas Real Estate Fund designates $206,479 as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661. The Trustees and officers of the Fund and its principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	5	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	5	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	5	None.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustee:
John P. Zader[a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	5	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President – Compliance, Morgan Stanley Investment Management (2000 – 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.

b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund’s Investment advisor also serves as investment advisor to the AAM/HIMCO Short Duration Fund, the AAM/Bahl & Gaynor Income Growth Fund, the AAM/Insight Select Income Fund and AAM/HIMCO Global Enhanced Dividend Fund which are offered in a separate prospectus. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services.

†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement

At an in-person meeting held on June 20-21, 2018, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the investment advisory agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Investment Advisor and Phocas Financial Corporation (the “Sub-Advisor”) with respect to the AAM/Phocas Real Estate Fund series of the Trust (the “Fund”), each for an initial two-year term. The Advisory Agreement and the Sub-Advisory Agreement are collectively referred to below as the “Fund Advisory Agreements.” In approving each Fund Advisory Agreement, the Board, including the Independent Trustees, determined that such approval was in the best interests of the Fund and its shareholders.

Background

In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor, and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the organization and financial condition of the Investment Advisor and the Sub-Advisor; information regarding the background, experience, and compensation structure of relevant personnel who would be providing services to the Fund; information about the Investment Advisor’s and the Sub-Advisor’s compliance policies and procedures, disaster recovery and contingency planning, and policies with respect to portfolio execution and trading; information regarding the estimated profitability of the Investment Advisor’s overall relationship with the Fund; information regarding the performance of the Phocas Real Estate Fund, which would be reorganizing into the Fund (the “Predecessor Fund”), for the one-, three-, five-, and ten-year periods ended March 31, 2018; and a report prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) comparing the proposed advisory fee and estimated total expenses of the Fund with those of a group of comparable funds selected by Broadridge (the “Peer Group”) from Morningstar, Inc.’s Real Estate fund universe (the “Fund Universe”). The Board also received a memorandum from legal counsel to the Trust discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board regarding other series of the Trust managed by the Advisor during the year at other Board and Board committee meetings. No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements, and the Independent Trustees were represented by their legal counsel with respect to the matters considered.

In approving the Fund Advisory Agreements, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Advisors Asset Management, Inc.

Nature, Extent and Quality of Services

With respect to relevant performance information, the meeting materials indicated that the Predecessor Fund’s total annualized returns for the five- and ten-year periods were higher than the FTSE NAREIT All Equity REITs Index returns and the Peer Group and Fund Universe median returns. The Predecessor Fund’s total return for the one-year period was above the Peer Group and Fund Universe median returns, but below the FTSE Index return by 0.19%. For the three-year period, the Predecessor Fund’s annualized total return was below the Peer Group and Fund Universe median returns and the FTSE Index return by 0.55%, 0.93%, and 2.44%, respectively.

The Board noted its familiarity with the Investment Advisor as the investment advisor for several other series of the Trust, and considered the Sub-Advisor’s role as the investment advisor to the Predecessor Fund. The Board also considered the services to be provided by the Investment Advisor and the Sub-Advisor to the Fund. In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund, and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities would include day-to-day portfolio management for the Fund. The Board also considered the qualifications, experience, and responsibilities of the personnel of the Investment Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Investment Advisor, as well as its compliance structure and compliance procedures.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Investment Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Investment Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee and Expense Ratio

The Board reviewed information regarding the Fund’s proposed advisory fee and estimated total expenses. The meeting materials indicated that the advisory fee proposed to be paid by the Fund (gross of fee waivers) was lower than the Peer Group and Fund Universe medians, as well as the advisory fee of the Predecessor Fund. The Trustees considered that the Investment Advisor does not manage any other mutual funds, pension funds, or institutional separate accounts using the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with those of other similar accounts of the Investment Advisor. The Board noted, however, that the proposed advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor. The meeting materials indicated that the estimated total expenses (net of fee waivers) of the Fund were lower than the Peer Group median and the same as the Fund Universe median.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Investment Advisor under the Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Investment Advisor to the Fund.

Profitability and Economies of Scale

The Board next reviewed the estimated profitability to the Investment Advisor of its relationship with the Fund in the Fund’s first year of operations taking into account estimated assets of $12.5 million. The Board observed that the Investment Advisor anticipated waiving its entire advisory fee and subsidizing certain of the operating expenses with respect to the Fund during the first year of operations, and considered that the Investment Advisor did not anticipate it would realize a profit with respect to the Fund. The Board noted that the potential benefits received by the Investment Advisor as a result of its relationship with the Fund, other than the receipt of its advisory fee, would include the usual types of “fall out” benefits received by advisors to the Trust, including the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance. The Board also noted that although the Advisory Agreement does not provide for any advisory fee breakpoints, the Fund’s asset level would likely be too low to achieve significant economies of scale during the initial startup period and that any such economies would be considered in the future as the Fund’s assets grow.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Phocas Financial Corporation

Nature, Extent and Quality of Services

The Board considered the overall quality of services to be provided by the Sub-Advisor to the Fund. In doing so, the Board noted that as the sole sub-advisor to the Fund, the Sub-Advisor would be primarily responsible for the day-to-day management of the Fund and its investment results. The Board also considered the services to be provided by the Sub-Advisor to the Fund, and the qualifications, experience, and responsibilities of the personnel of the Sub-Advisor who would be involved in the activities of the Fund. In addition, the Board considered the overall quality of the organization and operations of the Sub-Advisor, as well as its compliance structure and compliance procedures. Information regarding the performance of the Predecessor Fund is described above.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the Sub-Advisor would have the capabilities, resources, and personnel necessary to manage the Fund, and that the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Sub-Advisory Fee

The Board reviewed information regarding the annual sub-advisory fee proposed to be charged by the Sub-Advisor with respect to the Fund, and considered the relative levels and types of services to be provided by the Investment Advisor and the Sub-Advisor. The Board noted that the Investment Advisor’s services would include supervision and monitoring of the investment and trading activities of the Sub-Advisor, analysis of the Fund’s investment operations, and general administrative services related to the Investment Advisor’s overall supervision of the Fund, and that the Sub-Advisor’s responsibilities would include day-to-day portfolio management for the Fund. The Board noted that the Fund’s proposed sub-advisory fee was lower than the Sub-Advisor’s standard fee to manage separate accounts and lower than the fee the Sub-Advisor received from the Predecessor Fund for serving as its investment advisor. The Board also noted that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fee from the Investment Advisor’s advisory fee.

The Board and the Independent Trustees concluded that the proposed compensation payable to the Sub-Advisor under the Sub-Advisory Agreement would be fair and reasonable in light of the nature and quality of the services proposed to be provided by the Sub-Advisor to the Fund.

Benefits to the Sub-Advisor

The Board also considered the potential benefits to be received by the Sub-Advisor as a result of its relationship with the Fund, other than the receipt of its sub-advisory fee, including any research received from broker-dealers providing execution services to the Fund, the beneficial effects from the review by the Trust’s Chief Compliance Officer of the Sub-Advisor’s compliance program, and the intangible benefits of the Sub-Advisor’s association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

AAM/Phocas Real Estate Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Conclusion

Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement was in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement with respect to the Fund.

AAM/Phocas Real Estate Fund
EXPENSE EXAMPLE

For the Periods Ended December 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from July 1, 2018 to December 31, 2018 (unless otherwise noted).

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		8/27/18	12/31/18	8/27/18 – 12/31/18
Class A*	Actual Performance	$1,000.00	$900.80	$3.80
		7/1/18	12/31/18	7/1/18 – 12/31/18
	Hypothetical (5% annual return before expenses)**	1,000.00	1,013.40	5.82
Class I***	Actual Performance	1,000.00	917.30	5.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.77	5.49

*	Class A shares commenced operations on August 27, 2018. Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 127/365 (to reflect since inception period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/Phocas Real Estate Fund
EXPENSE EXAMPLES - Continued

For the Periods Ended December 31, 2018 (Unaudited)

**	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
***	Expenses are equal to the Fund’s annualized expense ratios of 1.08%, multiplied by the average account values over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

AAM/Phocas Real Estate Fund

A series of Investment Managers Series Trust

Investment Advisor

Advisors Asset Management, Inc.

18925 Base Camp Road, Suite 203

Monument, Colorado 80132

Sub-Advisor

Phocas Financial Corporation

980 Atlantic Avenue, Suite 106

Alameda, California 94501

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/Phocas Real Estate Fund - Class A	APRAX	46141Q 220
AAM/Phocas Real Estate Fund – Class I	APRIX	46141Q 238

Privacy Principles of the AAM/Phocas Real Estate Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM/Phocas Real Estate Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (888) 966-9661. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (888) 966-9661.

AAM/Phocas Real Estate Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (888) 966-9661.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$12,200	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer
Date
3/11/19

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/11/19